UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549


                             FORM 8-K

                          CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


                  Date of Report:  April 13, 2004
        (Date of Earliest Event Reported:  April 12, 2004)




                        EL PASO CORPORATION
      (Exact name of Registrant as specified in its charter)


     Delaware             1-14365            76-0568816
  (State or other    (Commission File     (I.R.S. Employer
  jurisdiction of         Number)       Identification No.)
 incorporation or
   organization)


                         El Paso Building
                       1001 Louisiana Street
                       Houston, Texas 77002
        (Address of principal executive offices) (Zip Code)



 Registrant's telephone number, including area code (713) 420-2600




Item 5. Other Events and Regulation FD Disclosure
        -----------------------------------------
     On April 12, 2004, we announced that we have agreed to sell our one-third interest in a portion of our Australian pipeline holdings to Hastings Funds Management. The assets sold include 1,180 miles of pipelines in South Australia, Queensland and Western Australia. We expect to receive approximately $48 million for our share in the equity of these assets. The transaction is expected to close in the second quarter of 2004. A copy of this press release is attached as Exhibit 99.A and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits
        ---------------------------------
          (c)  Exhibits.

                Exhibit
                 Number    Description
                -------    -----------
                  99.A     Press Release dated April 12, 2004.


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EL PASO CORPORATION



                              By: /s/Jeffrey I. Beason
                                  --------------------
                                   Jeffrey I. Beason
                                 Senior Vice President
                                     and Controller
                             (Principal Accounting Officer)

Dated:  April 13, 2004

                           EXHIBIT INDEX

     Exhibit
     Number       Description
     -------      -----------
      99.A        Press Release dated April 12, 2004.